REORGANIZATION AGREEMENT
                                      AND
                                PLAN OF MERGER

     THIS REORGANIZATION AGREEMENT AND PLAN OF MERGER ("Agreement") is entered into this 30th day of September 1998 between and among HYTK Industries, Inc., a Nevada corporation ("HYTK"), HYTK Holding Co., Inc., a Kansas corporation wholly owned by HYTK ("HYTK Holding"), and Quest Resource Corporation, a Kansas corporation ("Quest") (HYTK, HYTK Holding, and Quest shall be collectively or individually as referred to as "Party" or the "Parties").

                                   Recitals

     WHEREAS, HYTK seeks a business entity with which to merge and desires to effect such merger through its wholly owned subsidiary HYTK Holding.

     WHEREAS, Quest seeks to merge with a company subject to section 13 or 15(d) of the Securities Exchange Act of 1934.

     WHEREAS, HYTK desires to have HYTK Holding merge with and into Quest and Quest desires to merge with HYTK Holding and thereby become a wholly owned subsidiary of HYTK.

                                  Agreement

     NOW, THEREFORE, based on the foregoing premises, which are incorporated herein by this reference, and for and in consideration of the mutual covenants and agreements contained herein, and in reliance on the representations and warranties set forth in this Agreement, the benefits to be derived herein and for other valuable consideration, the sufficiency of which is hereby expressly acknowledged, the Parties agree as follows:

1. Merger. (a) In accordance with the provisions of this Agreement and the Kansas General Corporation Code, HYTK Holding shall be merged with and into Quest (the "Merger"). Quest shall be the "Surviving Corporation" of the Merger and become a wholly owned subsidiary of HYTK. The Merger shall be accomplished by the exchange and transfer of shares as discussed below.

     (b) Upon the Closing and effectiveness of the Merger, the separate existence of HYTK Holding shall cease and Quest, as the Surviving Corporation, shall:

          (i) continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Closing and effectiveness of the Merger;

          (ii) become subject to HYTK Holding board of director actions previously taken, all of HYTK Holding's debts, liabilities and obligations as existed immediately prior to the Closing and effectiveness of the Merger and therefore be responsible, without other transfer, for all of the debts, liabilities and obligations of HYTK Holding in the same manner as if Quest had itself incurred them; and

          (iii) become a wholly-owned subsidiary of HYTK.

2. Exchange of Shares. Subject to all the terms and conditions of this Agreement, all of the 3,421,077 issued and outstanding shares of common stock in Quest, no par value (the "Quest Common Stock"), shall be exchanged and transferred from the owners of such stock ("Quest Shareholders") for a corresponding number of shares of common stock in HYTK, par value $0.001 (the "HYTK Common Stock"). The HYTK Common Stock shall be issued to the Quest Shareholders as they appear on the books and records of Quest as of Closing. As soon as practicable on or after the effective date of the Merger, the Quest Shareholders or their nominee shall surrender to Quest, as the surviving entity, the certificates representing the Quest Common Stock. Upon delivery of the certificates together with an assignment in blank, the Quest Shareholders will receive a certificate for HYTK Common Stock. When transferred to the Quest Shareholders, the HYTK Common Stock shall be fully paid, and non-assessable. The Merger shall become effective at the time Certificate of Merger is filed with the Secretary of State of the state of Kansas, and shall have the effect set forth under the General Corporate Code of the state of Kansas.

     a. As the surviving corporation, Quest may take any action in the name and on behalf of either HYTK Holding or Quest in order to carry out and effectuate the transactions contemplated by this Agreement.

     b. The current officers and directors of Quest, listed in Exhibit C, shall remain the officers and directors of Quest after the Merger. Upon the effectiveness of the Certificate of Merger filed with the Kansas Secretary of State the current officers and directors of HYTK, listed in Exhibit D, shall resign as officers and simultaneously appoint the officers of Quest as their respective replacement officers and appoint the directors of Quest as additional directors of HYTK. Once the officers and directors of Quest have accepted these appointments, the current directors and officers of HYTK shall resign their directorships from HYTK.

     c. The Articles of Incorporation of Quest in effect immediately prior to the Merger will remain the Articles of Incorporation of the surviving corporation after the Merger, without any modification or amendment as a result of the Merger.

     d. The Bylaws of Quest in effect immediately prior to the Merger will remain the Bylaws of the surviving corporation after the Merger, without any modification or amendment as a result of the Merger.

3. Exemption from Registration. The Parties hereto intend that the exchange of shares shall be exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the rules and regulations promulgated thereunder and exempt from the registration requirements of the applicable states. Quest shall use its best efforts to obtain and deliver to HYTK at Closing, investment letters in the form attached hereto as Exhibit E.

4. Non-taxable Transaction. The Parties intend to effect this transaction as a tax-free reorganization, as defined in the Internal Revenue Code
     Section 368(a)(1)(B). The Parties agree to comply with the tax-free requirements of this section to effect a tax-free reorganization.

5. Warranties and Representations of Quest In order to induce HYTK and HYTK Holding to enter into this Agreement and to complete the transaction contemplated hereby, Quest warrants and represents to HYTK and HYTK Holding that:

     a. Organization and Standing. Quest is a corporation duly organized, validly existing and in good standing under the laws of the state of Kansas. It is also qualified to do business in every other state or jurisdiction in which it operates and to own and operate its assets, properties and business in such states or jurisdictions. Attached hereto as Exhibit F are true and correct copies of Quest's Articles of Incorporation, Amendments thereto and all Bylaws. No changes to any of the documents listed in Exhibit F shall be effected prior to Closing.

     b. Capitalization. As of Closing, 20,000,000 shares of Quest Common Stock are authorized for issuance by Quest, of which 3,421,077 shares of Common Stock are issued and outstanding. No other voting or equity securities are authorized or issued, nor are any authorized or issued securities convertible into voting stock. Quest does not have any outstanding subscriptions, warrants, calls, options, rights, commitments or agreements by which Quest is bound, calling for the issuance of any additional shares of Common Stock or any other voting or equity security. The Quest Common Stock constitutes 100% of the equity capital of Quest.
          Such stock constitutes 100% of Quest's voting power, the exclusive right to receive dividends, when, and if declared and paid, and the exclusive right to receive the proceeds of liquidation attributable to Quest Common Stock, if any. From the date hereof, and until the Closing Date, no dividends or distributions of capital, surplus, or profits shall be paid or declared by Quest in redemption of their outstanding shares or otherwise. Except as described herein no additional shares shall be issued in connection with this Merger by Quest.

     c. Ownership of Quest Common Shares As of the date hereof, the Quest Shareholders are the owners of record of the Quest Common Stock to best of Quest's knowledge.

     d. Taxes. Within the times and in the manner prescribed by law, Quest and its subsidiaries have filed all federal, state and local income or other tax returns and reports required to be filed with all governmental agencies and have paid or accrued for payment all taxes as shown on such returns, such that a failure to file, pay or accrue will not have a material adverse effect on Quest or its subsidiaries.

     e. No Pending Actions. To the best of Quest's knowledge, after diligent inquiry, there are no legal actions, lawsuits, proceedings or investigations, either administrative or judicial, pending or threatened against or affecting Quest or its subsidiaries, or against any of the officers or directors therewith that arise out of their operation of Quest and its subsidiaries, nor is Quest or its subsidiaries in material violation of any federal or state law, ordinance or regulation of any kind whatever, including, but not limited to laws, rules and regulations governing the sale of its products, services or securities. Quest is not an investment company as defined in or otherwise subject to regulation under, the Investment Company Act of 1940.

     f. Ownership of Assets. Attached hereto as Exhibit F is a list of the assets and liabilities of Quest and its subsidiaries as of Closing.

     g. Subsidiaries. Quest owns 100% of the issued capital stock of Quest Energy Service, Inc. and Ponderosa Gas Pipeline Company, Inc. Quest does not own capital stock in any other entity.

     h. No Interest in Suppliers, Customers, Landlords or Competitors. Except for the ownership of Bonanza Energy Corporation of Kansas by Douglas and Marsha Lamb and to the best of Quest's knowledge after due inquiry, none of the following persons possess any ownership interest of any nature whatsoever in any supplier, customer, landlord or competitor of Quest or its subsidiaries:
          Quest Shareholder, family member of any Quest Shareholder; or employee of Quest or its subsidiaries.

     i. No Debt Owed by Quest. Except as set forth in Exhibit K, neither Quest nor its subsidiaries owe any money, securities, or property to any of the following persons: Quest Shareholders, family members of Quest Shareholders, or employees of Quest or its subsidiaries either directly or indirectly. Quest and its subsidiaries do not have any material debt, liability or obligation of any nature, whether accrued, absolute, contingent or otherwise, and whether due or to become due, that is not reflected in the balance sheet of Quest included hereto as Exhibit
          L. Quest and its subsidiaries do not currently have, nor will they have on the Closing Date any pension plan, profit-sharing plan, or stock purchase plan for any of its employees or certain options to proposed executive officers. Quest does, however, intend on implementing an employee stock bonus plan shortly after Closing.

     j. Corporate Records. All of Quest's and its subsidiaries' books and records, including, without limitation, its books of account, corporate records, minute book, stock certificate books and other records have been maintained in a reasonable manner and fairly reflect the conduct of its business in all material respects since its date of incorporation.

     k. Quest Financial Statements. At Closing, Quest will provide to HYTK audited financial statements for Quest and its subsidiaries for its operations through May 31, 1998 and unaudited financial statements for Quest and its subsidiaries for its operations through August 31, 1998, all of which shall be prepared in accordance with generally accepted accounting principles in the United States ("GAAP").

     l. Conduct of Business. Quest represents that it shall not materially change the normal course of its business operations prior to Closing. Quest shall not amend its Articles of Incorporation or Bylaws (except as may be described in this Agreement), declare dividends, redeem securities, incur additional or newly-funded liabilities outside the ordinary course of business, acquire or dispose of fixed assets, change employment terms, enter into any material or long-term contract, guarantee obligations of any third party, settle or discharge any balance sheet receivable for less than its stated amount, pay more on any liability than its stated amount, or enter into any other transaction without the prior approval of HYTK, not to be unreasonably withheld.

     m. Corporate Summary. The corporate summary Quest has provided to HYTK accurately describes, as of Closing, the business, assets, proposed operations and management of Quest and its subsidiaries.

6. Warranties and Representations of HYTK. In order to induce Quest to enter into this Agreement and to complete the transaction contemplated herein, HYTK warrants and represents to Quest that:

     a. Organization and Standing. HYTK is a corporation duly organized, validly existing and in good standing under the laws of Nevada.
          It is also qualified to do business in every other state or jurisdiction in which it operates and to own and operate its assets, properties and business in such states or jurisdictions. Attached hereto as Exhibit F are true and correct copies of HYTK's Certificate of Incorporation, Amendments thereto and all Bylaws. No changes to any of the documents listed in Exhibit N shall be effected prior to Closing. HYTK owns no subsidiary other than HYTK Holding, which is a party hereto.

     b. Capitalization. As of Closing, HYTK has authorized for issuance 950,000,000 shares of voting Common Stock, $0.001 par value and 50,000,000 shares of Preferred Stock, $0.001 par value. As of Closing, and after giving effect to item 16(b)(vi) herein, HYTK shall have a total of 52,266 shares of its Common Stock issued and outstanding and no shares of Preferred Stock outstanding, which shares are validly issued, fully paid and non-assessable. To the best of HYTK's knowledge, all such issued and outstanding shares were issued pursuant to a valid registration statement under the 1933 Act or pursuant to valid exemptions therefrom. Except as set forth in Exhibit Q, there are no voting or equity securities convertible into voting stock, and no outstanding subscriptions, warrants, calls, options, rights, commitments or agreements by which HYTK is bound, calling for the issuance of any additional shares of Common Stock or any other voting or equity security.
          The total number of shares of Common Stock which shall be issued and outstanding after the consummation of the Merger and all attendant transactions equals 4,721,077. This number includes the following shares: those currently issued and outstanding 52,266; the block of 1,247,734 shares to be issued to various advisors and consultants to HYTK and Quest, which recipients are set forth in Exhibit O; and the 3,421,077 shares of Common Stock to be issued to the Quest Shareholders on the one-for-one basis. The relative rights and preferences of HYTK's equity securities are set forth in HYTK's Articles of Incorporation, Amendments thereto and all current Bylaws, which are collectively set forth in Exhibit N.

     c. Ownership of Shares. Upon the transfer of the HYTK Common Shares from HYTK Holding to the Quest Shareholders pursuant to this Agreement, the Quest Shareholders will thereby acquire good and absolute marketable title thereto, and will be subject to the resale terms under the investment letter set forth in Exhibit E. Such securities shall be subject to restrictions imposed by the 1933 Act, and applicable state Blue Sky laws due to lack of registration with any federal or state securities commissions or authorities.

     d. Taxes. As of Closing, HYTK and its subsidiaries will not have filed all federal, state and local income or other tax returns and reports that it is required to file with all governmental agencies and has paid all taxes as shown on such returns. HYTK's current officers and directors expressly undertake and agree to pay the expenses associated with the filing of all such returns, which shall be effected as soon as possible. Additionally, HYTK's current officers and directors expressly agree to satisfy and indemnify and hold HYTK harmless from any and all tax liabilities, penalties and interest HYTK and its subsidiaries may currently owe to the Internal Revenue Service or any state tax authority.

     e.   No Pending Actions.   To the best of HYTK's knowledge, after
          diligent inquiry, there are no legal actions, lawsuits, proceedings or investigations, either administrative or judicial, pending or threatened against or affecting HYTK, or against any of HYTK's officers or directors that arise out of their operation of HYTK, nor is HYTK in violation of any federal or state law, material ordinance or regulation of any kind whatever, including, but not limited to laws, rules and regulations governing the sale of its products, services or securities. HYTK is not an investment company as defined in or otherwise subject to regulation under, the Investment Company Act of 1940.

     f. Filings with the Securities and Exchange Commission "SEC". To the best of HYTK's knowledge, it has complied with all reporting requirements of the Securities Exchange Act of 1934 (the "Exchange Act") in that they do not contain and have not contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, false or misleading. Additionally, to the best of HYTK's knowledge, it has not been subject to any SEC administrative proceedings, enforcement actions or sanctions other than those disclosed to Quest prior to Closing.

     g. Corporate Records. All of HYTK's books and records, including without limitation, its book of account, corporate records, minute book, stock certificate books and other records are current, complete and have been maintained in a reasonable manner and reflect accurately and fairly the conduct of its business in all material respects since its date of incorporation. All of said books and records will be delivered to Quest at Closing and are available for Quest's review at any time.

     h. Authority, No Conflict. This Agreement constitutes the legal, valid, and binding obligation of HYTK, enforceable against HYTK in accordance with its terms. HYTK has the absolute and unrestricted right, power, authority, and capacity to execute and deliver this Agreement and to perform its obligations under this Agreement. Neither the execution or delivery of this Agreement nor the consummation or performance of the Merger will contravene, conflict with, or result in a violation of any HYTK organizational document, or any external restraint, ruling, agreement or judgment relating to HYTK.

     i. HYTK Financial Statements. At Closing, HYTK will provide to Quest audited financial statements for HYTK and its subsidiaries for its operations through May 31, 1998 and unaudited financial statements for HYTK and its subsidiaries for its operations through August 31, 1998 all of which shall be prepared in accordance with generally accepted accounting principles in the United States ("GAAP").

7. Warranties and Representations of HYTK Holding. In order to induce Quest to enter into this Agreement and to complete the transaction contemplated herein, HYTK Holding warrants and represents to Quest that:

     a. Organization and Standing. HYTK Holding is a corporation duly organized, validly existing and in good standing under the laws of

          Kansas. It is also qualified to do business in every other state or jurisdiction in which it operates and to own and operate its assets, properties and business in such states or jurisdictions. Attached hereto as Exhibit P are true and correct copies of HYTK Holding's Articles of Incorporation, Amendments thereto and all current Bylaws. No changes thereto will be made in any of the Exhibit P documents before Closing.

     b. Capitalization. HYTK Holding has authorized for issuance 10,000 shares of voting Common Stock, no par value. As of the Closing, but immediately prior to the reorganization contemplated herein, HYTK Holding shall have a total of 100 shares of its Common Stock issued and outstanding owned entirely by HYTK free and clear of all liens, encumbrances and restrictions of any nature whatsoever, with the sole exception being possible restrictions imposed by the 1933 Act, and applicable state Blue Sky laws due to such securities not having been registered with any federal or state securities commissions or authorities. The HYTK Holding shares owned by HYTK are validly issued, fully paid and non-assessable. The relative rights and preferences of HYTK Holding's equity securities are set forth in HYTK Holding's Articles of Incorporation, Amendments thereto and all current Bylaws which are collectively set forth in Exhibit P. There shall be no other voting or equity securities convertible into voting stock, and no outstanding subscriptions, warrants, calls, options, rights, commitments or agreements by which HYTK Holding is bound, calling for the issuance of any additional shares of Common Stock or any other voting or equity security.

     c. Taxes. At or before Closing, HYTK Holding will have filed all federal, state and local income or other tax returns and reports that it is required to file with all governmental agencies and has paid all taxes as shown on such returns. All such returns are true and complete.

     d.   No Pending Actions.   To the best of HYTK Holding's knowledge,
          after diligent inquiry, there are no legal actions, lawsuits, proceedings or investigations, either administrative or judicial, pending or threatened against or affecting HYTK Holding, or against any of HYTK Holding's officers or directors that have arisen out of their association or involvement with HYTK Holding, nor is HYTK Holding in violation of any federal or state law, material ordinance or regulation of any kind whatever, including, but not limited to laws, rules and regulations governing the sale of its products, services or securities. HYTK Holding is not an investment company as defined in or otherwise subject to regulation under, the Investment Company Act of 1940.

     e. Corporate Records. All of HYTK Holding books and records, including without limitation, its book of account, corporate records, minute book, stock certificate books and other records are current, complete and reflect accurately and fairly the conduct of its business in all respects since its date of incorporation. All of said books and records will be delivered to Quest at Closing.

8. No Misleading Statements or Omissions. Neither this Agreement nor any Exhibit, Schedule or Documents attached hereto or presented to HYTK or HYTK Holding by Quest or to Quest by HYTK or HYTK Holding in connection with this Agreement or the Merger, contains any materially misleading statement, or omits any fact of statement necessary to make the other statements or facts therein set forth not materially misleading.

9. Validity of this Agreement. By Closing, all corporate and other proceedings required to be taken by Quest, HYTK Holding and HYTK in order to enter into and to carry out this Agreement shall have been duly and properly taken. Upon execution, this Agreement shall constitute the valid, binding and enforceable obligations of the Parties and shall inure to the benefit of the heirs, executors, administrators and assigns of the Quest Shareholders and upon the successors and assigns of HYTK and HYTK Holding, except to the extent limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws relating to or effecting generally the enforcement of creditors rights. The execution and delivery of this Agreement and its stated terms shall not result in the breach of any of the terms or conditions of, or constitute a default under or violate the Parties' Articles of Incorporation thereto or document of undertaking, oral or written, to which the Parties are a party to or is bound or may be affected by, nor will such execution, delivery and carrying out violate any order, writ, injunction, decree, law, rule or regulation of any court, regulatory agency or other governmental body; and the business now conducted by the Parties can continue to be so conducted after completion of the transaction contemplated hereby, with Quest as a wholly-owned subsidiary of HYTK.

10.  Access to Books and Records.   During the course of the Merger through
     Closing, HYTK and Quest agree to make available for inspection all corporate books, records and assets, and otherwise afford to each other and their respective representatives, reasonable access to all documentation and other information concerning the business, financial and legal conditions of each other for the purpose of conducting a due diligence investigation thereof. Such due diligence investigation shall be for the purpose of satisfying each party as to the business, financial and legal condition of each other for the purpose of determining the desirability of consummating the proposed Merger. The Parties further agree to keep confidential and not use for their own benefit, except in accordance with this Agreement and the Merger, any information or documentation obtained in connection with any such investigation.

11. Survival; Indemnification. All representations, warranties, covenants and agreements made herein and in the Exhibits attached hereto shall survive the execution and delivery of this Agreement, Closing and payment pursuant hereto. Each of the Parties ("Indemnifying Parties") hereby agree, jointly and severally, to indemnify, defend, and hold the other Parties ("Indemnified Parties") harmless from and against any damage, loss liability, or expense (including, without limitation, reasonable expenses of investigation and reasonable attorney's fees) arising out of any material breach of any representation, warranty, covenant, or agreement made by the Indemnifying Parties.

12. Restricted Shares; Legend. The 3,421,077 shares of HYTK Common Stock issued to the Quest Shareholders and the 100,000 Common Shares issued to the Quest Advisor, as defined in Exhibit O, have been issued pursuant to exemptions from registration and therefore are "restricted securities" as defined in the 1933 Act; and each stock certificate issued to such recipients hereunder will bear a restrictive legend substantially as follows:

          The shares of stock represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under the securities laws of any state and may not be sold or otherwise transferred unless a compliance with the registration provisions of such Act has been made or unless availability of an exemption from such registration provisions has been established, or unless sold pursuant to rule 144 under the Securities Act of 1933, as amended.

     Appropriate stop transfer instructions regarding such shares shall be given to HYTK's stock transfer agent.

13. No Reverse Split. A material term hereto and a condition to HYTK entering into this Agreement, is that Quest and the Quest Shareholders agree that for a period of twelve (12) months from the date of Closing, no recapitalization or reverse stock splits will be effected without the prior written consent of all of the directors of HYTK as of the date immediately prior to Closing of this Agreement, which consent shall not be unreasonably withheld. The directors of HYTK hereby acknowledge and consent to a $3 million offering of common stock after Closing. The consideration for such stock shall be cash or assets.

14. Expenses. Each of the Parties shall bear and pay the costs and expenses they have allocated prior to the execution of the Agreement and that they shall bear and pay the costs incurred by them or on their behalf in connection with the consummation of this Agreement, including, without limiting the generality of the foregoing, fees and expenses of financial consultants, accountants and counsel and the cost of any documentary stamps, sales and excise taxes which may be imposed upon or be payable in respect to the transaction.

15. Closing. The Closing of the transactions contemplated by this Agreement ("Closing") shall take place at 1:00 P.M. on October 14, 1998 provided all Parties have supplied the required documents and obtained the required approvals as discussed herein. Closing shall take place at such place as the Parties hereto shall agree upon or by facsimile transmission and overnight delivery service.

16.  Deliveries.

     a. At or after Closing, each Quest Shareholder may deliver or surrender a certificate or certificates representing all of such
          shareholder's Quest Common Stock.   Upon delivery of such shares,
          HYTK will deliver a certificate evidencing a number of shares of HYTK Common Stock equal to the number of Quest shares so surrendered.

     b. At or before Closing, HYTK shall deliver an opinion from counsel to the satisfaction of Quest that:

          i. Both sides have complied with the terms of the Reorganization Agreement subject to terms requiring performance of certain matters in the future.

          ii. The shares issued in connection with the Reorganization Agreement are, when issued, validly issued, fully paid and non-assessable and are exempt from registration requirements under Federal and applicable state securities laws and that the requirements for such exemptions have been satisfied..

          iii. HYTK has registered, or is preparing to register certain shares of its common stock on Form S-8 and that such registration is available.

          iv. The transaction does not require shareholder approval from HYTK shareholders.

          v. HYTK and its subsidiaries do not have any liens, judgments or liabilities against it.

          vi. The 2,000,000 shares of common stock issued to Ken Kurtz on March 5, 1998 have been canceled and that the number of issued and outstanding shares of common stock in HYTK is 52,266.

     c. At or before Closing, Quest shall deliver a letter to HYTK that the opinion of counsel is to Quest's satisfaction.

     d. At or before Closing, HYTK shall deliver an opinion from a certified public accountant that the reorganization contemplated herein is tax-free.

     e. At or before Closing, HYTK shall deliver appointments of officers and directors chosen by Quest and resignations of HYTK's current officers and directors.

     f. At or before Closing, HYTK shall deliver the original copies of all its corporate records that are in the possession of its current management.

17. Conditions Precedent to Closing. The obligations of Quest under this Agreement shall be and are subject to fulfillment, prior to or at the Closing of each of the following conditions:

     a. That each of the representations and warranties of HYTK contained herein shall be true and correct at the time of the Closing date as if such representations and warranties were made at such time;

     b. That HYTK shall have performed or complied with all agreements, terms and conditions required by this Agreement to be performed or complied with by them prior to or at the time of the Closing;

     c. That Quest's representations and warranties contained herein shall be true and correct at the time of Closing date as if such representations and warranties were made at such time; and

     d. That Quest has performed or complied with all agreements, terms and conditions required by this Agreements to be performed or complied with by them prior to or at the time of Closing date.

18. Termination. This Agreement may be terminated at any time before or; at Closing, by:

     a.   The mutual agreement of the Parties;

     b.   Any party if:

          i. Any provision of this Agreement applicable to a party shall be materially untrue or fail to be accomplished.

          ii. Any legal proceeding shall have been instituted or shall be imminently threatening to delay, restrain or prevent the consummation of this Agreement.

          iii. There is a materially adverse change in the financial condition or business operation of the other party.

     c. Upon termination of this Agreement for any reason, in accordance with the terms and conditions set forth in this paragraph, each said party shall bear all costs and expenses as each party has incurred and no party shall be liable to the other.

19. Exhibits. All Exhibits attached hereto are incorporated herein by this reference as if they were set forth in entirety.

20. Miscellaneous Provisions. This Agreement is the entire agreement between the Parties in respect of the subject matter hereof, and there are no other agreements, written or oral, nor may this Agreement be modified except in writing and executed by all of the Parties hereto. The failure to insist upon strict compliance with any of the terms, covenants or conditions of this Agreement shall not be deemed a waiver or relinquishment of such right or power at any other time or times.

21. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the state of Kansas.

22. Notices. All notices, requests, instructions, or other documents to be given hereunder shall be in writing and sent by registered mail to the Parties at the addresses first appearing herein:

23. Finders and Brokers. The Parties agree that the only finders or brokers involved in bringing the Parties together or who were instrumental in the negotiation, execution, or consummation of this Agreement were Argus Management and Park Street Investments, Inc. Further, the Parties each agree to indemnify the other against any claim by any third person for any commission, brokerage, or finder's fee or other payment with respect to this Agreement or the transaction contemplated hereby based on any alleged agreement or understanding between such party and such third person, whether express or implied, from the actions of such party. The covenants set forth in this section shall survive Closing and the consummation of the transaction herein contemplated.

24. Dissenter's Rights of Appraisal. The Parties acknowledge the existence of possible dissenter's rights of appraisal and expressly undertake to satisfy any such rights in a timely and judicious manner.

25. Counterparts. This Agreement may be executed in duplicate facsimile counterparts, each of which shall be deemed an original and together shall constitute one and the same binding Agreement, with one counterpart being delivered to each party hereto.

26. Survival. All representations, warranties and covenants in this Agreement or pursuant hereto shall be deemed and construed to be continuing representations, warranties and covenants which shall survive the Closing Date and the execution and delivery of all instruments and documents herein provided for and any investigation at any time made on behalf of Buyer.

     IN WITNESS WHEREOF, the foregoing Agreement, having been duly approved and adopted by the Board of Directors, and duly approved and adopted by the stockholders of the constituent corporations, as required, in the manner provided by the laws of the state of Kansas, the presidents of the Parties do now execute this Reorganization Agreement under the authority of the directors and stockholders of each.

HYTK Industries, Inc.                   Quest Resource Corporation


By:  Ken Kurtz                      By:  Douglas L. Lamb
    -------------------------           -----------------------------
    Ken Kurtz,  President               Douglas L. Lamb, President


HYTK Holding Co., Inc.                  Attest:


By:  Ken Kurtz                      By:  Richard M. Cornell
    -------------------------           -----------------------------
    Ken Kurtz,  President               Richard M. Cornell, Secretary

                                LIST OF EXHIBITS


Exhibit B      Quest Shareholders

Exhibit C      Quest officers and directors

Exhibit D      HYTK officers and directors

Exhibit E      Investment Letter

Exhibit F      True and correct copies of Quest's Articles of
               Incorporation, Amendments thereto and all current Bylaws

Exhibit G      Quest Subsidiaries

Exhibit K      Quest's liabilities including pending legal actions

Exhibit L      Quest's financial statements

Exhibit N      HYTK's Articles of Incorporation, Amendments thereto and all current Bylaws

Exhibit O      List of Consultants

Exhibit P      HYTK Holding's Articles of Incorporation, Amendments thereto and all current Bylaws

Exhibit Q      HYTK's commitments for issuance of additional shares